                                                                    EXHIBIT 20.2


                        WFS FINANCIAL 2001-B OWNER TRUST
                           Distribution Date Statement
                for Master Service Report Date of August 31, 2001
                   for Distribution Date of September 20, 2001



===================================================================================================================================


COLLECTIONS                                                                                                         DOLLARS

Payments received                                                                                                207,074,275.21
      Plus:
            Servicer Advances                                                             1,721,075.83
            Reimbursement of holds                                                          822,515.16
                                                                                       ---------------
                                                                                                                   2,543,590.99
      Less:
            Reimbursement Advances
            Funds deposited in Holds Account                                               (755,372.97)
                                                                                         (1,565,081.92)
                                                                                       ---------------
                                                                                                                  (2,320,454.89)
                                                                                                                 --------------

Total Funds Available for Distribution                                                                           207,297,411.31
                                                                                                                 ==============

DISTRIBUTIONS

    Servicing Fee                                                                         5,450,979.00
    Net Swap Payments                                                                     1,724,112.66
    Trustee and Other Fees                                                                  724,750.00
    Other Miscellaneous Payments                                                                  0.00
                                                                                       ---------------

Total Fee Distribution                                                                                             7,899,841.66

    Note Interest Distribution Amount - Class A-1                       3,240,125.00
    Note Interest Distribution Amount - Class A-2                       5,977,800.00
    Note Interest Distribution Amount - Class A-3                       5,950,000.00
    Note Interest Distribution Amount - Class A-4                       5,030,025.00
                                                                     ---------------

Total Class A Interest Distribution                                                      20,197,950.00

    Note Principal Distribution Amount - Class A-1                    163,047,498.15
    Note Principal Distribution Amount - Class A-2                              0.00
    Note Principal Distribution Amount - Class A-3                              0.00
    Note Principal Distribution Amount - Class A-4                              0.00
                                                                     ---------------

Total Class A Principal Distribution                                                    163,047,498.15
                                                                                        --------------

Total Principal and Interest Distribution                                                                        183,245,448.15

    Letter of Credit Fee                                                                                             223,956.94

    Spread Account Deposit                                                                                        15,928,164.56
                                                                                                                ---------------

Total Distributions                                                                                              207,297,411.31
                                                                                                                 ==============

===============================================================================================================================


                        WFS FINANCIAL 2001-B OWNER TRUST
                           Distribution Date Statement
                for Master Service Report Date of August 31, 2001
                   for Distribution Date of September 20, 2001



================================================================================================================================

PORTFOLIO DATA:
                                                                    # of loans
      Beginning Security Balance                                                 101,520                          1,370,000,000.00
          Less:  Scheduled Principal Balance                                           0      (81,330,228.86)
                 Full Prepayments                                                 (7,116)     (70,862,499.41)
                 Partial Prepayments                                                   0                0.00
                 Liquidations                                                       (839)     (10,854,769.88)
                                                                                            ----------------
                                                                                                                   (163,047,498.15)
                                                                                                                  ----------------

      Ending Security Balance                                                     93,565                          1,206,952,501.85
                                                                                                                  ================

OTHER RELATED INFORMATION:

Spread Account

          Funded Amount:

                 Beginning Balance                                                                      0.00
                 Deposits                                                                      15,928,164.56
                 Reductions                                                                             0.00
                                                                                            ----------------
                 Ending Balance                                                                                      15,928,164.56

          Letter of Credit:

                 Beginning Balance                                                             27,400,000.00
                 Reductions                                                                             0.00
                                                                                             ---------------
                          Ending Balance                                                                             27,400,000.00
                                                                                                                   ---------------

          Total Spread Account                                                                                       43,328,164.56
                                                                                                                   ===============

Modified Accounts:
                 Principal Balance                                                                      0.00%                 0.00
                 Scheduled Balance                                                                      0.00%                 0.00

Servicer Advances
                 Beginning Unreimbursed Advances:                                                       0.00
                 New Advances                                                                   1,721,075.83
                 Advances Reimbursed                                                             (755,372.97)
                                                                                            ----------------
                 Ending Unreimbursed Advances:                                                                          965,702.86

Holding Account:
                 Beginning Balance                                                                      0.00
                 Funds Deposited                                                                1,565,081.92
                 Withdrawal to Collection Account                                                (822,515.16)
                                                                                            ----------------
                 Ending Balance                                                                                         742,566.76

Net Charge-Off Data:                                                # of loans
                 Charge-Offs                                                         678        3,560,482.89
                 Recoveries                                                         (306)        (668,013.42)
                                                                                            ----------------

                 Net Charge-Offs                                                     372                              2,892,469.47

Delinquencies ( P&I):                                               # of loans
      30-59 Days                                                                    1667       16,798,575.05
      60-89 Days                                                                     419        4,511,794.86
      90-119 Days                                                                    126        1,389,605.53
      120 days and over                                                                5           92,207.49

Repossessions                                                                         89          629,706.52

Contracts Repurchased (pursuant to Sect. 3.02, 4.07, or 9.01
    of the Sale and Servicing Agreement)                                               0                                      0.00

Cumulative Charge-Off Percentage                                                                                              0.21%
Delinquency Percentage                                                                                                        0.39%

WAC                                                                                                                        14.5775%
WAM                                                                                                                         57.300

===================================================================================================================================


                        WFS FINANCIAL 2001-B OWNER TRUST
                           Distribution Date Statement
                for Master Service Report Date of August 31, 2001
                   for Distribution Date of September 20, 2001


=============================================================================================================
                                       BEGINNING        NOTE QUARTERLY                            TOTAL
                 ORIGINAL             OUTSTANDING          PRINCIPAL           PRIOR            PRINCIPAL
                 PRINCIPAL             PRINCIPAL         DISTRIBUTABLE        PRINCIPAL        DISTRIBUTABLE
CLASSES          BALANCE               BALANCE              AMOUNT            CARRYOVER            AMOUNT
=============================================================================================================
  A-1         230,000,000.00        230,000,000.00      163,047,498.15           0.00         163,047,498.15

  A-2         405,000,000.00        405,000,000.00                0.00           0.00                   0.00

  A-3         400,000,000.00        400,000,000.00                0.00           0.00                   0.00

  A-4         335,000,000.00        335,000,000.00                0.00           0.00                   0.00

============================================================================================================

 TOTAL      1,370,000,000.00      1,370,000,000.00      163,047,498.15           0.00         163,047,498.15

============================================================================================================




===========================================================================================
                                                         REMAINING             TOTAL
                 PRINCIPAL               CURRENT        OUTSTANDING          PRINCIPAL
                DISTRIBUTION            PRINCIPAL        PRINCIPAL          AND INTEREST
CLASSES            AMOUNT               CARRYOVER         BALANCE           DISTRIBUTION
===========================================================================================
  A-1          163,047,498.15             0.00         66,952,501.85        166,287,623.15

  A-2                    0.00             0.00        405,000,000.00          5,977,800.00

  A-3                    0.00             0.00        400,000,000.00          5,950,000.00

  A-4                    0.00             0.00        335,000,000.00          5,030,025.00

==========================================================================================

 TOTAL         163,047,498.15             0.00      1,206,952,501.85        183,245,448.15

==========================================================================================

==================================================================================================================================
                          NOTE QUARTERLY                     TOTAL
                             INTEREST         PRIOR         INTEREST          INTEREST      CURRENT         DEFICIENCY    POLICY
 NOTE      INTEREST       DISTRIBUTABLE     INTEREST     DISTRIBUTABLE      DISTRIBUTION   INTEREST           CLAIM      CLAIM
CLASSES      RATE             AMOUNT        CARRYOVER        AMOUNT            AMOUNT      CARRYOVER         AMOUNT      AMOUNT
==================================================================================================================================

  A-1       4.025%         3,240,125.00       0.00         3,240,125.00      3,240,125.00     0.00           0.00          0.00

  A-2        4.32%         5,977,800.00       0.00         5,977,800.00      5,977,800.00     0.00           0.00          0.00

  A-3        4.25%         5,950,000.00       0.00         5,950,000.00      5,950,000.00     0.00           0.00          0.00

  A-4        4.29%         5,030,025.00       0.00         5,030,025.00      5,030,025.00     0.00           0.00          0.00

                                                                                                       ===========================
                                                                                                             0.00          0.00
                                                                                                       ===========================
                                                                                                       Note Percentage   100.00%
==================================================================================================

 TOTAL                    20,197,950.00       0.00        20,197,950.00     20,197,950.00     0.00

==================================================================================================================================

Note: The interest rates for class A-3 and A-4 are LIBOR + 0.15%, and LIBOR +
      0.19%. The LIBOR rate for this distribution period is 4.10%.

                        WFS FINANCIAL 2001-B OWNER TRUST
                              Officer's Certificate
                for Master Service Report Date of August 31, 2001
                   for Distribution Date of September 20, 2001

================================================================================


Detailed Reporting

                         See Schedule F




               WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of August 31, 2001 and were performed in conformity with the Sale and Servicing Agreement dated August 1, 2001.







                                       -----------------------------------------
                                       Mark Olson
                                       Senior Vice President
                                       Controller




                                       -----------------------------------------
                                       Susan Tyner
                                       Vice President
                                       Assistant Controller



================================================================================